UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2024

CHURCHILL CAPITAL CORP VII

(Exact name of registrant as specified in its charter)

Delaware	001-40051	85-3420354
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 380-7500

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CVIIU	Nasdaq Global Market
Shares of Class A common stock	CVII	Nasdaq Global Market
Warrants	CVIIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the special meeting of the stockholders of Churchill Capital Corp VII (the “Company”) held on February 8, 2024 (the “Special Meeting”), a total of 76,605,670 (82.80%) of the Company’s issued and outstanding common stock, which consists of all Class A and Class B common stock of the Company held of record at the close of business on January 2, 2024, the record date for the Special Meeting, were represented by proxy and constituted a quorum.

The stockholders of the Company (the “Stockholders”) voted on the proposal to adopt an amendment (the “Extension Amendment Proposal”), which is described in more detail in the definitive proxy statement of the Company filed with the U.S. Securities and Exchange Commission on January 19, 2024 (the “Proxy Statement”), to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from February 17, 2024 to August 17, 2024 (or such earlier date as determined by the Company’s board of directors (the “Board”)).

The final voting results for the Extension Amendment Proposal were as follows:

The Company’s outstanding common stock voting together as a single class:

For	Against	Abstain	Broker Non-Votes
73,560,808	3,042,857	2,005	0

The Stockholders also voted on the proposal to adopt an amendment (the “Founder Share Amendment Proposal”), which is described in more detail in the Proxy Statement, to the Company’s amended and restated certificate of incorporation to provide for the right of holders of the Company’s Class B common stock (“Class B Common Stock”) to convert their shares of Class B Common Stock into shares of the Company’s Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Conversion,” collectively, with the Extension, the “Charter Amendment”).

The final voting results for the Founder Share Amendment Proposal were as follows:

The Company’s outstanding common stock voting together as a single class:

For	Against	Abstain	Broker Non-Votes
76,562,195	34,686	8,789	0

The Company’s outstanding Class B Common Stock voting separately as a single class:

For	Against	Abstain	Broker Non-Votes
34,500,000	0	0	0

As there were sufficient votes to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal, the “Adjournment Proposal” described in the Proxy Statement was not presented to the Stockholders.

The Extension and the Founder Share Conversion will not be effective until the Charter Amendment has been filed with the Secretary of State of the State of Delaware. The Board retains the right to abandon and not implement the Extension or the Founder Share Conversion at any time without any further action by the Stockholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2024

CHURCHILL CAPITAL CORP VII

By:	/s/ Jay Taragin
Name:	Jay Taragin
Title:	Chief Financial Officer

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